GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul Mahon, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-176926), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of January, 2014.

/s/ Paul Mahon
Paul Mahon
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Eleanor McAulay
Name: Eleanor McAulay

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I,     Raymond L. McFeetors, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-176926), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2013.

_/s/_Raymond L. McFeetors________________
Raymond L. McFeetors
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

_/s/ Darlene Boutet_____________
Name: Darlene Boutet

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I,     Jerome Selitto, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-176926), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2013.

_/s/ Jerome Selitto______________________
Jerome Selitto
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

_/s/ Darlene Boutet_____________
Name: Darlene Boutet

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I,     Greg Tretiak, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-176926), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2013.

_/s/ Greg Tretiak______________________    ___
Greg Tretiak
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

_/s/ Maria Cristina Cocca_____________
Name: Maria Cristina Cocca